SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549



                               FORM 8-K

                            CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




   Date of Report (Date of earliest event reported): August 30, 1996
                                                    (August 30, 1996)


 ......................... FRANKLIN RESOURCES, INC. ....................
        (Exact name of registrant as specified in its charter)



 .... DELAWARE ................. 1-9318 ....... 13-2670991 ...
(State or other jurisdiction   (Commission     (IRS Employer
 of incorporation)              File Number)   Identification No.)



777 MARINERS ISLAND BLVD., SAN MATEO, CALIFORNIA ........ 94404...
(Address of principal executive offices)                (Zip Code)



Registrant's telephone number, including area code..(415) 312-3000



 .......................................................................
     (Former name or former address, if changed since last report)
Item 5.      Other Events

     Franklin Resources, Inc. (the "Registrant") is filing this report solely for the purpose of providing certain historical and pro forma financial information in connection with the Registrant's previously announced agreement to acquire certain of the assets and liabilities of Heine Securities Corporation ("Heine"). Such transaction has not yet been consummated.

     As more fully described in the Registrant's Current Report on Form 8-K/A filed on June 26, 1996, the Registrant and its subsidiary, Franklin Mutual Advisers, Inc. (f/k/a Elmore Securities Corporation), have entered into an agreement (the "Agreement") with Heine and its sole stockholder and chief executive officer, Michael F. Price, to acquire certain of the assets, and assume certain of the liabilities, of Heine for a base purchase price consisting of a $400 million cash payment, the delivery of 1.1 million shares of the Registrant's common stock and the deposit in escrow of $150 million to be invested in shares of the Mutual Series Fund Inc. ("Mutual"), a series of funds managed by Heine. Such Mutual shares will be released to Heine over a five year period with a minimum $100 million retention for the full five year period. The 1.1 million shares of the Registrant's common stock were originally deposited in escrow pending the closing of the acquisition. The parties have subsequently agreed to release such shares and the Registrant will deliver such shares at closing. In addition to the base purchase price, the Agreement also provides for a contingent payment to Heine ranging from $96.25 million to $192.5 million under certain conditions if certain agreed upon growth targets are met over the next five years.

     It is anticipated that the closing of the transaction will take place on or about October 31, 1996. Completion of the acquisition is, however, subject to the satisfaction of certain conditions specified in the Agreement, including the accuracy of representations and warranties; compliance with covenants (including approval of the shareholders of Mutual); Mr. Price's employment agreement with Heine, and the employment agreements of three of five other senior executives, being in full force and effect at the time of closing; and the absence of any event which would have a material adverse effect on Heine, as well as other customary conditions. In addition, the Registrant or Heine may terminate the transaction if at least 80% of the total assets under Heine's management as of the date of the Agreement are not still under management by Heine immediately prior to the closing.

     The foregoing descriptions of certain provisions of the Agreement are only summaries thereof, and such statements are qualified in their entirety by reference to all provisions of the Agreement attached as
Exhibit 2 to the Registrant's Current Report on Form 8-K filed on June
25, 1996.



Item 7.   Financial Statements, Pro Forma Financial
            Information and Exhibits.

     (a)  Financial Statements of Businesses Acquired.

          (i)  12/31/95 Heine Securities Corporation
                 Report on Examination

          (ii) 12/31/94 Heine Securities Corporation
                 Report on Examination

          (iii) Heine Unaudited Financial Statement for period ended 6/30/96

          (iv)  Heine Unaudited Financial Statement for
                 period ended 6/30/95


     (b)  Pro Forma Financial Information

          (i) Franklin Resources, Inc. Unaudited Pro Forma
               Condensed Consolidated Financial Statements


                              SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         FRANKLIN RESOURCES, INC.
                         (Registrant)


Date: August 30, 1996    /s/ Leslie M. Kratter
                         ---------------------
                         LESLIE M. KRATTER
                         Vice President


                         Financial Statements


     (a)  Financial Statements of Businesses Acquired.

          (i)  12/31/95 Heine Securities Corporation
                 Report on Examination

          (ii) 12/31/94 Heine Securities Corporation
                 Report on Examination

          (iii) Heine Unaudited Financial Statement for period ended 6/30/96

          (iv)  Heine Unaudited Financial Statement for
                 period ended 6/30/95

     (b)  Pro Forma Financial Information

          (i) Franklin Resources, Inc. Unaudited Pro Forma
               Condensed Consolidated Financial Statements



Exhibit (a)(i) 12/31/95 Heine Securities Corporation
                 Report on Examination












                     HEINE SECURITIES CORPORATION
                     ----------------------------
                         REPORT ON EXAMINATION
                        ----------------------


                           DECEMBER 31, 1995
                        -----------------------

































                     INDEPENDENT AUDITORS' REPORT
                   ---------------------------------


To the Officers and Director of
Heine Securities Corporation
Short Hills, New Jersey  07078

     We have audited the accompanying balance sheet of Heine Securities Corporation as of December 31, 1995, and the related statements of income and retained earnings, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Heine Securities Corporation as of December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.


                                        /s/ Graber & Co.
                                        -----------------
                                        GRABER & CO.
                                   Certified Public Accountants









February 8, 1996
Garden City, New York



                     HEINE SECURITIES CORPORATION
                     -----------------------------

                             BALANCE SHEET
                           ----------------

                           DECEMBER 31, 1995
                         ---------------------

                                ASSETS
                              ----------

Cash and cash equivalents             $     14,910
Management fees receivable               7,747,454
Due from Mutual Series Fund
  -  administrative expenses               739,570
Due from Clearwater Securities, Inc.
  -  administrative expenses               336,904
Other receivables                          193,790
Investments  -  at market value (note 2)     2,793
Prepaid expenses                           143,274
Property and equipment - net of accumulated
 depreciation of $798,076 (notes 2 and 3)  409,261
                                         ---------
     TOTAL ASSETS                        9,587,956
     ------------                        =========


                 LIABILITIES AND SHAREHOLDER'S EQUITY
                 -------------------------------------

LIABILITIES:
- -----------
Accounts payable and accrued expenses 1,030,120
Income taxes payable                    476,205
                                       --------

     TOTAL LIABILITIES                1,506,325
     ----------------

SHAREHOLDER'S EQUITY:
- --------------------

Common stock without par value:
  authorized 1,000 shares; issued
  and outstanding 1 share    $      1,000
Retained earnings               8,080,631
                                ---------

    TOTAL SHAREHOLDER'S EQUITY        8,081,631
    ---------------------------       ---------

    TOTAL LIABILITIES AND
      SHAREHOLDER'S EQUITY           $9,587,956
    ------------------------         ==========

The accompanying notes are an integral part of the financial statements.




                     HEINE SECURITIES CORPORATION
                     -----------------------------

               STATEMENT OF INCOME AND RETAINED EARNINGS
               -----------------------------------------

                 FOR THE YEAR ENDED DECEMBER 31, 1995
                 ------------------------------------

INCOME:
- ------
Investment advisory fees (note 4)      $71,548,602
Administrative fees allocated
  to Mutual Series Fund Inc. and
  Clearwater Securities, Inc. (note 4)   3,911,272
Interest                                    29,211
Other                                       20,023
                                            ------
     TOTAL INCOME                                  $ 75,509,108
     ------------

EXPENSES:
- --------
Salaries and compensation               21,200,529
Employee fringe benefits                   837,952
Retirement plan (note 5)                   265,453
Printing                                   786,435
Stationery and postage                     492,176
Communications                             250,239
Professional fees                          306,790
Travel and entertainment                   534,814
Occupancy                                  252,360
Depreciation                               123,635
Messenger and delivery                      36,394
Insurance                                   26,237
Maintenance and repairs                     44,864
Charitable contributions                    43,402
Other                                       77,955
                                            ------
     TOTAL EXPENSES                                  25,279,235
     --------------                                  ----------

Income before provision for income tax
  and change in unrealized appreciation
  of investments                                     50,229,873
Provision for state income tax (note 2)               1,216,206
                                                    -----------

Income before change in unrealized
  appreciation of investments                        49,013,667
Decrease in unrealized appreciation
  of investments                                            600
                                                   ------------

NET INCOME                                           49,013,067
- ----------

Retained earnings  -  December 31, 1994               5,367,564
Distribution of earnings to shareholder             (46,300,000)
                                                     ----------
RETAINED EARNINGS - DECEMBER 31. 1995              $  8,080,631
- --------------------------------------             ============

The accompanying notes are an integral part of the financial statements.


                     HEINE SECURITIES CORPORATION
                     ----------------------------

                        STATEMENT OF CASH FLOWS
                        -----------------------

                 FOR THE YEAR ENDED DECEMBER 31, 1995
                 -------------------------------------

CASH PROVIDED BY (USED FOR)
- ---------------------------
  OPERATING ACTIVITIES:
- ---------------------
Net income                                         $ 49,013,067
Adjustments to reconcile net income to
  net cash:
  Depreciation                       $  123,635
  Decrease in market value of investments   600
Change in assets and liabilities:
  Management fees receivable         (3,053,855)
  Receivable from Mutual Series Fund Inc.
   -  administrative expenses           415,966
  Receivable from Clearwater Securities, Inc.
  -  administrative expenses           (204,377)
  Other receivables                    (151,315)
  Prepaid expenses                      (87,011)
  Accounts payable and accrued expenses 573,890
  Income taxes payable                 (224,662)
                                       --------
    Total adjustments                               (2,607,129)
                                                  --------------

     NET CASH PROVIDED BY
     --------------------
       OPERATING ACTIVITIES                          46,405,938
     ----------------------

CASH USED FOR
- -------------
  INVESTING ACTIVITIES:
- ----------------------

Additions to property and equipment                   (222,390)

CASH USED FOR FINANCING ACTIVITIES:
- ----------------------------------

Distribution of earnings to shareholder            (46,300,000)
                                                   ------------

Net decrease in cash and cash equivalents              (116,452)
Cash and cash equivalents at beginning of year          131,362
                                                        -------

CASH AND CASH EQUIVALENTS AT END OF YEAR           $     14,910
- ----------------------------------------          =============

SUPPLEMENTAL DISCLOSURE OF CASH FLOWS INFORMATION
- -------------------------------------------------

Cash paid during the year for:
  Interest                                           $      -0-
  Taxes                                              $1,440,868

     The accompanying notes are an integral part of the financial statements.



                     HEINE SECURITIES CORPORATION
                     -----------------------------

                     NOTES TO FINANCIAL STATEMENTS
                    ------------------------------

                           DECEMBER 31, 1995
                          ------------------

NOTE  1:  ORGANIZATION
- --------  ------------

     Heine Securities Corporation (the "Company") is registered under the Investment Advisers Act of 1940 and serves as Investment Adviser to Mutual Series Fund Inc. (the "Series Fund") consisting of four portfolios. The Company also provides investment advisory services to other entities.

NOTE 2:   SIGNIFICANT ACCOUNTING POLICIES
- ------    -------------------------------

     The following is a summary of significant accounting policies consistently followed by the Company in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.


     Investments:
     -----------

          Investments in securities, recorded on a settlement date basis, are valued at fair market value, with unrealized gains and losses reflected in the financial statements.

     Property and Equipment and Depreciation:
     ---------------------------------------

          Property and equipment is stated at cost. Depreciation for both financial reporting and tax reporting purposes is being provided by accelerated methods over the estimated useful lives of the related assets.

     Income Taxes:
     ------------

          Effective August 1, 1986, the Company had elected to be taxed under the provisions of Subchapter S of the Internal Revenue Code for Federal purposes. Under those provisions, the Company does not pay corporate income taxes on its taxable income; instead, each shareholder is liable for individual taxes on his respective share of the Company's taxable income. Accordingly, no provision for such taxes has been made. The Company elected New Jersey S-Corporation status beginning January 1, 1994, but is subject to corporate taxes at a lower corporate rate than corporations not making such an election.



NOTE 3:   PROPERTY AND EQUIPMENT
- ------    ----------------------

          Property and equipment and their estimated useful lives consists of the following:
          Furniture and fixtures   (7 years)           $ 505,177
          Equipment                (5 years)             296,195
          Leasehold improvements   (7 - 10 years)        405,965
                                                       ---------
                                                       1,207,337
          Less:     Accumulated depreciation             798,076
                                                       ---------
                                                       $ 409,261
                                                       ==========

NOTE 4:   INVESTMENT ADVISORY FEES AND TRANSACTIONS WITH
- ------    ----------------------------------------------
            AFFILIATES
          ------------

     Investment advisory agreements in effect during 1995 provided for payment by the Series Fund to the Company of a monthly fee based on average daily net assets of four portfolios, three at the annual rate of .60% and the fourth at the annual rate of .80%. The agreements shall continue in effect through June 30, 1996, subject to termination without penalty, on sixty days notice by either party. Investment advisory fees paid by the Series Fund account for approximately 95% of the fees earned by the Company. Certain officers and the director of the Company are also executive officers and a director of the Series Fund.

The Company manages the investments, provides various administrative services and supervises the daily business affairs of each portfolio of the Series Fund, subject to supervision of the Board of Directors of the Series Fund. Expense and other cost obligations of each portfolio are included in the investment advisory agreement, with the Company reimbursed for certain administrative services it incurs on behalf of each portfolio.

     In October, 1994, a new affiliate of the Company, Clearwater Securities, Inc. ("Clearwater"), an NASD member broker-dealer registered with the Securities and Exchange Commission, began executing trades in exchange listed securities for the Company's clients through a clearing broker. Certain officers, employees and the director of the Company are also officers, employees and a director of Clearwater. The Company is reimbursed for certain administrative services it incurs on behalf of Clearwater.


NOTE 5:   RETIREMENT PLAN
- ------    ---------------

     Effective July 1, 1988, the Company adopted a new defined contribution retirement plan. Employees become participants upon completing one year of service (as defined in the plan) and become fully vested upon attainment of the earlier of age 65 or the completion of five years of employment.

     Employer contributions for a year shall be determined by the sole discretion of the Company's director subject to the maximum allowable by the Internal Revenue Code for any one employee account. For the year ended December 31, 1995, the Company's contribution was $265,453.

NOTE 6:   LEASE COMMITMENTS
- ------    -----------------

     In November, 1995, the Company entered into an agreement to lease additional space and extend the term of the original lease for its office, for an additional seven year period commencing on June 1, 1998 and expiring on May 31, 2005. Under the amendment, the basic annual rent for all space shall increase to $647,100 per year from $448,000 per year through October 31, 1998, to $744,165 for the next three years and to $776,520 per year for the last four years ending May 31, 2005. The lease also provides for increases in operating expenses and property taxes to be borne by the Company. In addition, the Company was granted an additional option for a further term of five years with a basic annual rent equal to 95% of the fair market rental value of the premises at the commencement of such renewal term.

     The Company, in turn, has allocated space to the Series Fund and Clearwater, with much of the newly obtained space to be used by the Series Fund. The net annual basic rental cost to the Company, for its allocated portion of space is not expected to vary much from the $233,000 incurred in 1995. The cost of construction is expected to be largely funded by a $500,000 contribution from the landlord. The three entities will continue to share common operating costs in accordance with methods and allocations consistent with relevant provisions of the Securities Exchange Act of 1934, the Investment Company Act of 1940 and the Investment Advisers Act of 1940.

     The Company has also entered into a lease with Jet Express Transit Corp. ("Jet Express"), an affiliate, for a five year period beginning January 1, 1996 and ending December 31, 2000, which term shall then be renewed annually. Under the lease, the Company shall have the right to use the aircraft on an "as needed" basis provided such use will be for a minimum of 175 hours per year at a rental rate of $3,500 per hour or a minimum annual cost of $612,500. The operation and use of the aircraft shall be at the risk of the Company with indemnity protection provided to Jet Express from and against all liability, loss, damage, expense caused directly or indirectly by injury to person or property from use of the aircraft as well as from certain other specified conditions.


NOTE 7:   EMPLOYMENT AGREEMENTS AND OTHER COMMITMENTS
- ------    -------------------------------------------

     On December 28, 1995, the Company entered into employment agreements with five key employees. The agreements, which are for an initial term of five years, commence with the date on which Heine Securities Corporation ("HSC") and or Michael F. Price ("Price") sign a definitive agreement providing for an HSC Change of Control Transaction, as defined. In the absence of a closing date of an HSC Change of Control Transaction prior to December 31, 1996, the agreements shall terminate and have no force or effect.

     The agreements for the five employees in the aggregate provide for a minimum base salary of $2,250,000 per year, guaranteed payments of the greater of $7,000,000 per year or a percentage of the sales price received by Price considered nonforfeitable, but not in excess of 7% of such purchase price. In addition, the Company shall establish a bonus pool for benefit of its key personnel, including the five contracted employees in an amount not less than the greater of $6,800,000 or 11% of Adjusted Earnings, as defined, with a minimum bonus for the five contracted employees of no less than $3,150,000 in the first year increasing to $3,840,000 by the fifth year.

     In addition, a plan established for key employees by the Company in November 1989, and amended in August, 1991, currently provides in the aggregate up to approximately $730,000 to be paid to participants on the closing date of any sale of substantially all of the assets or stock of the Company or the merger of the Company into another company.


Exhibit (a)(ii)     12/31/94 Heine Securities Corporation
                 Report on Examination


















                     HEINE SECURITIES CORPORATION
                     -----------------------------

                         REPORT ON EXAMINATION
                        ----------------------

                           December 31, 1994
                          ------------------

                     INDEPENDENT AUDITORS' REPORT
                     -----------------------------







To the Officers and Director of
Heine Securities Corporation
Short Hills, New Jersey 07078


     We have audited the accompanying balance sheet of Heine Securities Corporation as of December 31, 1994, and the related statements of income and retained earnings, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Heine Securities Corporation as of December 31, 1994 and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.



                                   /s/ Graber & Co.
                                   ----------------
                                   GRABER & CO.
                                   Certified Public Accountants








January 31, 1995
Garden City, New York


                     HEINE SECURITIES CORPORATION
                     ----------------------------

                             BALANCE SHEET
                             -------------

                           DECEMBER 31, 1994
                          ------------------



                                ASSETS
                                -------


Cash and cash equivalents                           $   131,362
Management fees receivable                            4,693,599
Due from Mutual Series Fund
  -  administrative expenses                          1,155,536
Due from Clearwater Securities, Inc.
  -  administrative expenses                            132,527
Other receivables                                        42,475
Investments  -  at market value (note 2)                  3,393
Prepaid expenses                                         56,263
Property and equipment  -  net of accumulated
  depreciation of $674,441 (notes 2 and 3)              310,506
                                                        -------

       TOTAL ASSETS                                  $6,525,661
      -------------                                  ==========


                 LIABILITIES AND SHAREHOLDER'S EQUITY
                 ------------------------------------

LIABILITIES:
- ------------
Accounts payable and accrued expenses                $  456,230
Income taxes payable                                    700,867
                                                        -------

     TOTAL LIABILITIES:                               1,157,097
     -----------------

SHAREHOLDER'S EQUITY:
- --------------------
Common stock without par value:
  authorized 1,000 shares; issued
   and outstanding 1 share          $        1,000
Retained earnings                        5,367,564
                                         ---------

TOTAL SHAREHOLDER'S EQUITY                            5,368,564
- --------------------------                            ---------

TOTAL LIABILITIES AND
- ---------------------
  SHAREHOLDER'S EQUITY                                6,525,661
- ----------------------                                =========



     The accompanying notes are an integral part of the financial statements.

                     HEINE SECURITIES CORPORATION
                     -----------------------------
               STATEMENT OF INCOME AND RETAINED EARNINGS
               -----------------------------------------
                 FOR THE YEAR ENDED DECEMBER 31, 1994
                 -------------------------------------


INCOME:
- ------
Investment advisory fees (note 4)      $48,732,890
Administrative fees allocated principly
  to Mutual Series Fund Inc. (note 4)    2,879,013
Interest                                    28,301
Other                                       53,739
                                           -------

       TOTAL INCOME                                 $51,693,943
      -------------

EXPENSES:
- --------
Salaries and compensation               17,045,326
Employee fringe benefits                   700,909
Retirement plan (note 5)                   229,473
Printing                                   573,983
Stationery and postage                     309,321
Mailing                                     66,130
Professional fees                          242,355
Travel and entertainment                   555,069
Occupancy                                  161,155
Depreciation                               101,806
Communications                             120,366
Insurance                                   29,703
Maintenance and repairs                     18,999
Charitable contributions                    48,770
Other                                      103,138
                                           -------
      TOTAL EXPENSES                                 20,306,503
     ---------------                                 ----------

Income before provision for income tax
  and change in unrealized appreciation
  of investments                                     31,387,440
Provision for state income tax (note 2)                 736,867
                                                        -------

Income before change in unrealized
  appreciation of investments                        30,650,573
Decrease in unrealized appreciation
  of investments                                          1,036
                                                          -----

     NET INCOME                                      30,649,537
     ----------

Retained earnings - December 31, 1993                 1,218,027
Distribution of earnings to shareholder            (26,500,000)
                                                   ------------

     RETAINED EARNINGS - DECEMBER 31. 1994       $    5,367,564
     --------------------------------------      ==============


The accompanying notes are an integral part of the financial statements.


                     HEINE SECURITIES CORPORATION
                     ----------------------------
                        STATEMENT OF CASH FLOWS
                        -----------------------
                 FOR THE YEAR ENDED DECEMBER 31, 1994
                 ------------------------------------

CASH PROVIDED BY (USED FOR)
- ---------------------------
OPERATING ACTIVITIES:
- --------------------

Net income                                        $  30,649,537
Adjustments to reconcile net income to
  net cash:
  Depreciation                     $       101,806
  Decrease in market value of investments    1,036
Change in assets and liabilities:
  Management fees receivable              (969,742)
  Receivable from Mutual Series Fund Inc.
  -  administrative expense                160,130
Receivable from Clearwater Securities, Inc.
  -  administrative expense               (132,527)
Other receivables                          155,154
Prepaid expenses                           (49,978)
Accounts payable and accrued expenses       46,900
Income taxes payable                       677,278
                                           -------
     Total adjustments                                  (9,943)
                                                       --------
     NET CASH PROVIDED BY
     --------------------
       OPERATING ACTIVITIES                          30,639,594
     ----------------------

CASH PROVIDED BY (USED FOR)
- ---------------------------
  INVESTING ACTIVITIES:
- ----------------------
Additions to property and equipment        (51,971)
Liquidating distributions received
  on investments                             4,606
                                            ------
NET CASH USED FOR
- -----------------
      INVESTING ACTIVITIES                             (47,365)
     ----------------------

CASH USED FOR FINANCING ACTIVITIES:
- ----------------------------------
Decrease in note payable to bank        (4,100,000)
Distribution of earnings to shareholde (26,500,000)
                                       ------------
     NET CASH USED FOR
     -----------------
       FINANCING ACTIVITIES                        (30,600,000)
     ----------------------                        ------------

Net decrease in cash and cash equivalents               (7,771)
Cash and cash equivalents at beginning of year         139,133
                                                       -------

CASH AND CASH EQUIVALENTS AT END OF YEAR              $131,362
- ----------------------------------------              --------


SUPPLEMENTAL DISCLOSURE OF CASH FLOWS INFORMATION
- -------------------------------------------------
Cash paid during the year for:
  Interest                                $  9,044
  Taxes                                   $ 59,590


The accompanying notes are an integral part of the financial statements.


                     HEINE SECURITIES CORPORATION
                     -----------------------------

                     NOTES TO FINANCIAL STATEMENTS
                    ------------------------------

                           DECEMBER 31. 1994
                          ------------------

NOTE 1:   ORGANIZATION
- ------    ------------

     Heine Securities Corporation (the "Company") is registered under the Investment Advisers Act of 1940 and serves as Investment Adviser to Mutual Series Fund Inc. (the "Series Fund") consisting of four portfolios. The Company also provides investment advisory services to other entities.


NOTE 2:   SIGNIFICANT ACCOUNTING POLICIES
- ------    -------------------------------

     The following is a summary of significant accounting policies consistently followed by the Company in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

               Investments:
               -------------
          Investments in securities, recorded on a settlement date basis, are valued at fair market value, with unrealized gains and losses reflected in the financial statements.

     Property and Equipment and Depreciation:
     ---------------------------------------
          Property and equipment is stated at cost. Depreciation for both financial reporting and tax reporting purposes is being provided by accelerated methods over the estimated useful lives of the related assets.

     Income Taxes:
     -------------
          Effective August 1, 1986, the Company had elected to be taxed under the provisions of Subchapter S of the Internal Revenue Code for Federal purposes. Under those provisions, the Company does not pay corporate income taxes on its taxable income; instead, each shareholder is liable for individual taxes on his respective share of the Company's taxable income. Accordingly, no provision for such taxes has been made. The Company elected New Jersey S-Corporation status beginning January 1, 1994, but is subject to corporate taxes at a lower corporate rate than corporations not making such an election.


NOTE 3:   PROPERTY AND EQUIPMENT
- ------    ----------------------

     Property and equipment and their estimated useful lives consists of the following:

     Furniture and fixtures (7 years)                  $483,473
     Equipment (5 years)                                146,546
     Leasehold improvements(7 - 10 years)               354,928
                                                        -------

                                                        984,947
     Less:Accumulated depreciation                      674,441
                                                        -------
                                                       $310,506
                                                       ========


NOTE 4:   INVESTMENT ADVISORY FEES AND TRANSACTIONS WITH AFFILIATES
- ------    ---------------------------------------------------------

      Investment advisory agreements in effect during 1994 provided for payment by the Series Fund to the Company of a monthly fee based on average daily net assets of four portfolios, three at the annual rate of .60% and the fourth at the annual rate of .80%. The agreements shall continue in effect through June 30, 1995, subject to termination without penalty, on sixty days notice by either party. Certain officers and the director of the Company are also executive officers and a director of the Series Fund.

       The Company manages the investments, provides various administrative services and supervises the daily business affairs of each portfolio of the Series Fund, subject to supervision of the Board of Directors of the Series Fund. Expense and other cost obligations of each portfolio are included in the investment advisory agreement, with the Company reimbursed for certain administrative services it incurs on behalf of each portfolio.

      In October, 1994, a new affiliate of the Company, Clearwater Securities, Inc. ("Clearwater"), an NASD member broker-dealer registered with the Securities and Exchange Commission, began executing trades in exchange listed securities for the Company's clients through a clearing broker. Certain officers, employees and the director of the Company are also officers, employees and a director of Clearwater. The Company is reimbursed for certain administrative services it incurs on behalf of Clearwater.


NOTE 5:   RETIREMENT PLAN
- ------    ---------------

     Effective July 1, 1988, the Company adopted a new defined contribution retirement plan. Employees become participants upon completing one year of service (as defined in the plan) and become fully vested upon attainment of the earlier of age 65 or the completion of five years of employment.

     Employer contributions for a year shall be determined by the sole discretion of the Company's director subject to the maximum allowable by the Internal Revenue Code for any one employee account. For the year ended December 31, 1994, the Company's contribution was $229,473.


NOTE 6:   COMMITMENTS
- ------    -----------

     In January, 1993, the Company entered into an agreement to lease additional space and extend the term of the original lease for its office, for a five year period commencing on June 1, 1993 and expiring on May 31, 1998. Under the amendment, the basic annual rent for all space shall increase to $448,000 per year from $436,000 per year with credits allowed from the effective date of the amendment, June 1, 1993 through April 27, 1994. The lease also provides for increases in operating expenses and property taxes to be borne by the Company. In addition, the Company was granted an additional option for a further term of five years with a basic annual rent equal to 95% of the fair market rental value of the premises at the commencement of such renewal term.

     The Company, in turn, has entered into sublease arrangements with the Series Fund and Clearwater for space sublet to them for the same period of time. The net annual basic rental cost to the Company, net of sublet income, after expiration of allowable credits, will be approximately $227,000. The three entities will continue to share common operating costs in accordance with methods and allocations consistent with relevant provisions of the Securities Exchange Act of 1934, the Investment Company Act of 1940 and the Investment Advisers Act of 1940.



Exhibit (a)(iii) Heine Unaudited Financial Statement for
                 period ended 6/30/96s

            HEINE SECURITIES CORPORATION
          -----------------------------
                  BALANCE SHEET
                ----------------
                    UNAUDITED

                   JUNE 30, 1996
                  ---------------

               ASSETS
Cash                                   $   51,516
Accounts receivable:
   Investment management fees           9,212,854
   Other                                1,284,735
Other assets                            1,124,228
                                     ------------

TOTAL ASSETS                          $11,673,333
                                     ============

LIABILITIES AND SHAREHOLDER'S EQUITY
- -------------------------------------

LIABILITIES:
Accounts payable and accrued
expenses                              $ 7,741,107

Income taxes payable                      948,000
                                     ------------
TOTAL LIABILITIES                       8,689,107
                                     ------------

SHAREHOLDER'S EQUITY:
Common stock without par value:
   authorized 1,000 shares; issued
   and outstanding 1 share                 $1,000
Retained earnings                       2,983,226
                                     ------------
TOTAL SHAREHOLDER'S EQUITY              2,984,226
                                     ------------
TOTAL LIABILITIES AND
SHAREHOLDER'S EQUITY                 $ 11,673,333
                                     ============




        HEINE SECURITIES CORPORATION
          -----------------------------
              STATEMENT OF INCOME
              ---------------------

                   UNAUDITED

   FOR THE SIX MONTHS ENDED JUNE 30, 1996
   --------------------------------------


REVENUES:
Investment management fees           $ 49,809,043
Other                                   2,463,676
                                     ------------
Total revenues                         52,272,719


EXPENSES:
Employee related                       14,199,875
General and administrative              2,015,858
                                     ------------
Total expenses                         16,215,733

Income before taxes                    36,056,986
Provision for income taxes              1,852,217
                                     ------------
Net income                           $ 34,204,769
                                     ============

         HEINE SECURITIES CORPORATION
         ------------------------------
              STATEMENT OF CASH FLOW
             ----------------------

                     UNAUDITED

       FOR THE SIX MONTHS ENDED JUNE 39, 1996
      ----------------------------------------

Net income                           $ 34,204,769
Adjustments to reconcile net income
  to net cash provided by operations:
Depreciation                               65,345
Change in assets and liabilities:
Accounts receivable - Investment
  management fees                      (1,465,400)
Accounts receivable - other               (14,471)
Other assets                             (737,502)
Accounts payable and accrued
  expenses                              6,710,987
Income taxes payable                      471,795
                                       -----------

NET CASH PROVIDED BY OPERATIONS        39,235,523

CASH USED FOR INVESTING ACTIVITIES
Additions to property, plant and
  equipment                               101,083

CASH USED FOR FINANCING ACTIVITIES
Distribution of earnings to
  shareholder                         (39,300,000)
                                     ------------

Increase in cash during the period         36,606

CASH AT THE BEGINNING OF THE PERIOD        14,910
                                         --------

CASH AT THE END OF THE PERIOD              51,516
                                        ==========






Exhibit (a)(iv) Heine Unaudited Financial Statement for
                 period ended 6/30/95



    HEINE SECURITIES CORPORATION
   -----------------------------

           BALANCE SHEET
          ---------------

             UNAUDITED

          JUNE 30, 1995
          -------------
                              ASSETS

Cash                                      $39,754
Accounts receivable
   Investment management fees           5,915,897
   Other                                1,310,975
Other assets                              701,967
                                       ----------

TOTAL ASSETS                           $7,968,593
                                     ============


LIABILITIES AND SHAREHOLDER'S EQUITY
- ------------------------------------

LIABILITIES:
Accounts payable and accrued
expenses                               $4,475,500

Income taxes payable                      513,000
                                       ----------

TOTAL LIABILITIES                       4,988,500
                                       ----------

SHAREHOLDER'S EQUITY:
Common stock without par value:
   authorized 1,000 shares; issued
   and outstanding 1 share                 $1,000
Retained earnings                       2,979,093
                                       ----------

TOTAL SHAREHOLDER'S EQUITY              2,980,093
                                       ----------

TOTAL LIABILITIES AND
SHAREHOLDER'S EQUITY                   $7,968,593
                                     ============




        HEINE SECURITIES CORPORATION
       -----------------------------

              STATEMENT OF INCOME
             ---------------------

                    UNAUDITED

         FOR THE SIX MONTHS ENDED JUNE 30, 1995
         --------------------------------------

REVENUES:
Investment management fees            $31,088,617
Other                                   1,774,858
                                     ------------
Total revenues                         32,863,475


EXPENSES:
Employee related                       10,303,812
General and administrative              1,332,360
                                     ------------
Total expenses                         11,636,172

Income before taxes                    21,227,303
Provision for income taxes                513,001
                                     ------------
Net income                           $ 20,714,302
                                     ============


        HEINE SECURITIES CORPORATION
       -----------------------------

            STATEMENT OF CASH FLOW
            ------------------------

                   UNAUDITED

       FOR THE SIX MONTHS ENDED JUNE 30, 1995E
       --------------------------------------

Net income                           $ 20,714,302
Adjustments to reconcile net income
to net cash provided by operations:
Depreciation                               44,398
Change in assets and liabilities:
Accounts receivable - Investment
  management fees                      (1,222,298)
Accounts receivable - other                19,563
Other assets                             (415,841)
Accounts payable and accrued
  expenses                              4,019,270
Income taxes payable                     (187,867)
                                       ----------

NET CASH PROVIDED BY OPERATIONS        22,971,527

CASH USED FOR INVESTING ACTIVITIES
Additions to property, plant and
  equipment                                36,865

CASH USED FOR FINANCING ACTIVITIES
Distribution of earnings to
  shareholder                         (23,100,000)
                                     ------------

Increase in cash during the period        (91,608)

CASH AT THE BEGINNING OF THE PERIOD       131,362
                                        ---------

CASH AT THE END OF THE PERIOD              39,754
                                         =========


Exhibit (b)(i)

                       FRANKLIN RESOURCES, INC.


    UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS






The accompanying unaudited pro forma condensed consolidated balance sheet as of June 30, 1996 gives effect to the merger of businesses as if it had occurred on June 30, 1996. The accompanying unaudited pro forma condensed consolidated statement of operations for the year ended June 30, 1996 presents the results of operations of Franklin Resources, Inc. ("the Company") as if such merger had occurred on July 1, 1995. These unaudited pro forma condensed consolidated financial statements are not necessarily indicative of the results of operations or financial condition that would have been achieved had such merger actually occurred on July 1, 1995, or of the future results of operations or financial condition of the Company. The pro forma adjustments set forth below reflect only purchase accounting adjustments and other adjustments that reflect obligations required under the Agreement to Merge the Businesses of Franklin Resources, Inc. and Heine Securities Corporation ("HSC") dated June 25, 1996 ("the Agreement"). They do not reflect any benefits or cost savings anticipated as a result of such merger. The pro forma adjustments are based on available information and certain assumptions that management believes are reasonable.

The pro forma adjustments are applied to historical consolidated financial statements of the Company, using the purchase method of accounting and information available. Under purchase accounting, the acquisition cost of such ownership interest will be allocated to the assets and liabilities acquired based on their relative fair value as of the Closing Date, with any excess of the acquisition cost over the fair value of the assets acquired less the fair value of the liabilities assumed recorded as excess of cost over book value acquired. The final allocations may be different from the amounts reflected herein; however, management of the Company believes that any adjustments will not have a material financial impact.




       Unaudited Pro Forma Condensed Consolidated Balance Sheet
                          As Of June 30, 1996

(Dollars in          Franklin     Heine    Pro forma             Pro forma
thousand)           30-Jun-96  30-Jun-96 Adjustments Reference   Franklin
- -----------         ---------- ---------- ---------- ---------   ---------
ASSETS:
Cash and cash                  $     52  $       (52)   (1)
equivalents          $ 383,326              (285,000)   (2)    $  98,326
Banking/finance
loans receivable,
net                    367,958         -           -             367,958
Receivables other      158,324    10,498     (10,498)   (1)      158,324
Investment
securities,
available for sale     245,456         -           -             245,456
Premises and
equipment, net         142,663       445         973    (2)      144,081
Intangibles                  -         -     580,000    (2)      580,000
Goodwill, net          646,438         -      37,520    (2)      683,958
Other assets            64,923       678        (678)   (1)       64,923
- ------------------  ---------- ---------- ----------- --------- ---------
      Total assets   2,009,088    11,673     322,265           2,343,026
==================  ========== ========== =========== ========= =========


LIABILITIES AND STOCKHOLDERS' EQUITY:
LIABILITES:
Trade payables and
accrued expenses       129,602     8,689      (8,689)   (1)      129,602
Debt                   379,993         -     270,000    (2)      649,993
Other liabilities      173,702         -           -             173,702
 -----------------------------------------------------------------------
      Total
liabilities            683,297     8,689     261,311             953,297
 -----------------------------------------------------------------------

STOCKHOLDERS'
EQUITY
Common stock             8,226          1         (1)   (1)        9,326
                                               1,100    (2)
Capital in excess
of par value            98,933                62,838    (2)      161,771
Retained earnings    1,305,209      2,983     (2,983)   (1)    1,305,209
Less cost of
treasury stock         (86,577)                                  (86,577)
 -----------------------------------------------------------------------
   Total stock-
   holders' equity   1,325,791      2,984     60,954           1,389,729
 -----------------------------------------------------------------------
                     2,009,088     11,673    322,265           2,343,026

  The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements


                       Franklin Resources, Inc.

  Unaudited Pro Forma Condensed Consolidated Statement of Operations
               For The Twelve Months Ended June 30, 1996
                 (In thousands except per share data)





                    Franklin    Heine        Pro                  Pro
                   Resources, Securities    Forma                Forma
                      Inc.      Corp.      Adjust-   Reference  Combined
                                            ments
- -----------------------------------------------------------------------
Revenues:
Investment
management fees     $841,586     $94,754    $  900     (3)     $936,579
                                              (661)    (4)
Sales and
distribution fees    533,106           -                        533,106
Transfer, trust
and related fees      88,080           -                         88,080
Banking/finance,
net and other          5,272           -                          5,272
- -----------------------------------------------------------------------
                   1,468,044      94,754       239            1,563,037
- -----------------------------------------------------------------------

Expenses:
Commissions and
distribution         459,337           -         -              459,337
General and
administrative       520,525      29,860     5,066     (5)      555,451
Selling               67,717           -     3,500     (6)       71,217
Intangible
amortization          18,413           -    17,510     (7)       35,923

- -----------------------------------------------------------------------
                   1,065,992      29,860    26,076            1,121,928
- ----------------------------------------------------------------------
Operating income     402,052      64,894   (25,837)             441,109
- -----------------------------------------------------------------------

Other income
(expenses), net
Investment and
other income          45,773         165  (15,950)     (8)       29,988
Interest expense     (10,807)          -  (16,612)     (9)      (27,419)
- -----------------------------------------------------------------------
                      34,966         165  (32,562)                2,569
- -----------------------------------------------------------------------


Income before
taxes                437,018      65,059  (58,399)              443,678

Taxes on income      133,217       2,555      166     (10)      135,938
- -----------------------------------------------------------------------
Net income          $303,801     $62,504 $(58,565)             $307,740

=======================================================================

Earnings per
share:
   Primary             $3.65                                      $3.64
   Fully diluted       $3.63                                      $3.63
Weighted average
number of shares:
   Primary            83,345                 1,100               84,445
   Fully diluted      83,630                 1,100               84,730






  The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements




    FRANKLIN RESOURCES, INC. NOTES TO UNAUDITED PRO FORMA CONDENSED
                   CONSOLIDATED FINANCIAL STATEMENTS

                         PRO FORMA ADJUSTMENTS

Sources and Uses of Funds

The sources and uses of the financing for the merger are summarized as follows (dollars in thousands):

                           Sources of Funds

Available cash                                    $285,000
Issuance of debt                                   270,000
Issuance of common stock
  (1,100,000 shares at $58.125)                     63,938
                                                  --------
                       Total sources              $618,938
                                                  ========


                             Uses of Funds

Purchase of assets and liabilities                $613,938
Estimated costs of merger                            5,000
                                                  --------
                       Total uses                 $618,938
                                                  ========

The Agreement also includes a provision for contingent payments ranging from $96.25 million to $192.50 million under certain conditions based upon investment management revenue growth. To obtain the maximum payment of $192.50 million, investment management fees earned by the Company must grow at a cumulative compound annual growth rate of 17.5% for five years. The lower amount of $96.25 million would be paid if investment management fees grow at a cumulative compound annual growth rate of 12.5%. Contingent payments are earned pro rata if investment management fees grow at a cumulative compound annual growth rate between 12.5% and 17.5%. No contingent payments are earned if the cumulative compound annual growth rate is below 12.5%.

Merger Adjustments

Pro forma adjustments to give effect to the merger are summarized as follows:

1. Assets and liabilities excluded from the purchase in accordance with the Agreement have been removed from the condensed consolidated pro forma balance sheet.

2. The allocation of the purchase price as of June 30, 1996 is summarized as follows (dollars in thousands).

Issuance of shares                           $  63,938
Cash and debt                                  555,000
                                               --------
     Total cost of purchase                    618,938


Fair value of assets acquired                   (1,418)
 Investment management contracts              (580,000)
                                              ---------
     Excess of cost over fair value
        of assets acquired                   $  37,520
                                              =========


3. The Agreement requires HSC to invest $150 million of the proceeds from the sale in Mutual Series Fund, Inc. Pro forma investment management fees have been increased as a result.


4. Revenue earned by providing services to an affiliated broker dealer is included in investment management fees for HSC. In accordance with the terms of the Agreement, the Company will no longer provide these services and accordingly, pro forma management fee revenue has been decreased.


5. In accordance with the terms of the Agreement, the Company has assumed HSC's liabilities relating to certain employee incentive arrangements. These costs are reflected in pro forma general and administrative expenses.

6. The Agreement requires that a minimum of $7,000,000 be spent on advertising over a two year period. Pro forma selling expenses have been increased by $3,500,000 to reflect the first year of that commitment.

7. Pro forma amortization expense has been increased as the value of intangibles are amortized over a thirty-five year period and the value of goodwill is amortized over a forty year period

8. Investment income was adjusted to reflect lower cash balances available for investing as a result of cash used in the transaction

9.   Interest expense was adjusted as follows:

$270 million debt at an average borrowing rate of 6.15% = $16,612,459

10. All applicable pro forma adjustments, as well as the pre-tax earnings of HSC (an S-Corporation) were tax effected at the appropriate rate.